Federated Emerging Markets Equity Fund
(formerly, Federated Global Equity Fund)
A Portfolio of Federated Equity Funds
INSTITUTIONAL SHARES (TICKER FGLEX)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED April 28, 2014
Under the heading entitled “Investment Risks,” please add the following:
Risk of Investing in Emerging Market Countries
“Securities issued or traded in emerging markets, including frontier markets, generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies. The economies of frontier market countries generally are smaller than those of traditional emerging market countries, and frontier capital markets and legal systems are typically less developed. As a result, investments in frontier markets are subject to increased risks from extreme price volatility and illiquidity, government ownership of private enterprise or other protectionism, volatile currency movements, inadequate investor protection, and fraud and corruption.
Emerging markets may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. These same risks exist and may be greater in frontier markets.”
May 9, 2014

Federated Emerging Markets Equity Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452188 (5/14)